SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                   _____________________________


                              FORM 8-K

                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       May 23, 2000



                             ONEIDA LTD.
       (Exact name of Registrant as specified in its charter)



   NEW YORK                       1-5452                  15-0405700
(State or other                (Commission             (I.R.S. Employer
jurisdiction of                File Number)           Identification Number)
incorporation)

162-181 KENWOOD AVENUE, ONEIDA, NEW YORK              13421
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (315) 361-3000

Former name or former address, if changed since last report     N/A

ITEM 5   OTHER EVENTS

         The information required by this item is incorporated by reference to a press release dated May 23, 2000, which is attached as an exhibit to this Form.


EXHIBITS EXHIBIT 99.1

         Press Release dated May 23, 2000.






                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONEIDA LTD.


                                            By: /s/ CATHERINE H. SUTTMEIER
                                                Catherine H. Suttmeier
                                                Corporate Vice President,
                                                Secretary and General Counsel


Dated: May 26, 2000